EXHIBIT 10 (i)(a)

                           VOTING AGREEMENT

                Made this 10th day of December 1980

                         BY AND BETWEEN

PEC ISRAEL ECONOMIC CORPORATION of 511 Fifth Avenue, New York, NY

                                      of the first part

                            AND

DISCOUNT BANK INVESTMENT CORPORATION LTD. of 16 Simtat Beit
        Hashoeva, Tel Aviv

                                      of the second part

        Whereas, the parties hereto are each the owners of shares in certain corporations organized under the laws of Israel as set forth on schedule A hereto ("Enterprises"); and

      Whereas, the parties hereto have been and will continue to be interested in advancing and developing the enterprises and to contribute jointly to their profitability, and for that purpose they intend to cooperate on all vital matters concerning the enterprises, including joint voting in the shareholder meetings of each of the enterprises and appointment of directors to the boards of directors of each of the enterprises as set forth in this agreement.

        Now, therefore, it has been agreed and declared between the parties as follows:

        1. The preamble to this agreement constitutes an integral part thereof.

        2. The parties hereto will use their voting power in each of the enterprises on all matters as they shall mutually agree and, in particular, to use such voting power for appointing a director or directors to represent the parties on the boards of directors of the enterprises.

        3. The parties hereto will coordinate beforehand between themselves their votes in general meetings of shareholders of each enterprise.

        4. In the event that no agreement has been reached on the mode of voting, as aforesaid, or on the interpretation of this agreement, either party may request that the matter be brought before the executive committee of IDB Bankholding Corporation Limited for its decision which will be final and binding on both parties hereto.

        5. This agreement shall be in force for a period of five (5) years and will be extended for an additional period of five (5) years, unless either party shall inform the other party six (6) months prior to the end of such period of its intention to discontinue the obligations under this agreement.

        IN WITNESS WHEREOF, the parties have signed this agreement as of the day and year first above written.




                     PEC ISRAEL ECONOMIC CORPORATION



                       BY/S/ JOSEPH CIECHANOVER
                         ----------------------------------


                     DISCOUNT BANK INVESTMENT CORPORATION LTD.



                       BY/S/ DAN TOLKOWSKY /S/ DOV TADMOR
                         ----------------------------------


                                         SCHEDULE "A"

                                           PEC                        D.B.I.C.
                                 ------------------------     ----------------------

Details                          No. of votes   n.v. - IS     No. of votes   n.v. IS
- ------------------------------------------------------------------------------------
1.  Abic Ltd.
    ---------
     "A" Pref. shares of IS 0.25   1,950,709    487,677.25    2,121,543     500,385.75
     Ordinary shares of IS 0.10    1,512,985    151,298.50    1,654,461     165,446.10
                                   ---------    ----------    ---------     ----------
                   Total           3,463,694    638,975.75    3,776,004     665,831.85
                                   =========    ==========    =========     ==========

2. Electric Wire & Cable Co.
        of Israel Ltd.
        --------------
   Ordinary shares of IS 0.10        424,583     42,458.30     1,290,566    129,056.60
      "        "   "  IS 0.25      1,913,649    478,412.20       463,302    115,825.75
                                   ---------    ----------     ---------    ----------
                    Total          2,338,232    520,870.50     1,753,868    244,882.35
                                   =========    ==========     =========    ==========

   Additional holding through Oranim*

3. Elron Electronic Industries
   ---------------------------
   Ordinary shares of IS 0.10      7,209,722    720,972.20     4,559,674    455,967.40
      "        "   "  IS 0.25        600,806    120,161.20    11,194,500  2,238,900.00
                                   ---------    ----------    ----------  ------------
                    Total          7,810,528    841,133.40    15,754,174  2,694,867.40
                                   =========    ==========    ==========  ============
   Option warrants of IS 0.50        342,340                                124,547.50
                                   =========                              ============

4. Elscint Ltd.
   ------------
   Ordinary shares of IS 0.10         82,105      8,210.50       155,480     15,548.00

5. Ispach Holdings
   ---------------
   Ordinary shares of IS 0.10             50             5            50             5
   Deferred shares of IS 0.10             --            45            --            45
                                         ---           ---           ---           ---
                   Total                  50            50            50            50
                                         ===           ===           ===           ===
6. Klil Non Ferrous Metal Inds.
   ----------------------------
   Ordinary shares of IS 0.10     10,515,601  1,051,560.10    26,003,830     2,600,383
                                  ==========  ============    ==========     =========

7. Property & Building Corp.
   -------------------------
   Founders shares of IS 0.10      1,360,560    136,056          639,440        63,944
   Ordinary shares of IS 1.-       4,255,568  4,255,568        1,719,896     1,719,896
                                   ---------  ---------        ---------     ---------
                   Total           5,616,128  4,391,624        2,359,336     1,783,840
                                   =========  =========        =========     =========





                                             PEC                      D.B.I.C.
                                   -----------------------     ---------------------
Details                            No. of votes  n.v. - IS     No. of votes  n.v. IS
- ------------------------------------------------------------------------------------

8. "Delek" The Israel Fuel Corp.
    ----------------------------
    "A" Ordinary shares of IS 0.10    71,875        7,187.50    485,722      48,572.20
    "B"    "        "      IS 10.-       718.75     7,187.50      4,855      48,550.00
    "C"    "        "      IS 0.10      --        325,532.40       --     1,303,004.20
                                      ---------   ----------    -------   ------------
                        Total         72,593.75   339,907.40    490,577   1,400,126.40
                                      =========   ==========    =======   ============
  Additional holding through Oranim*

9. El-Yam Bulk Carriers(1967)
   --------------------------
   Ordinary shares of IS 10.-        150,000    1,500,000          -          -
   "A" shares of IS 10.-             600,000    6,000,000       500,000   5,000,000
                                     -------    ---------       -------   ---------
                                     750,000    7,500,000       500,000   5,000,000
                                     =======    =========       =======   =========



*By Oranim

Electric Wire & Cable Co.
- -------------------------
Ordinary shares of IS 0.10                                         -           -
   "       "       IS 0.25                                    3,444,317     861,079.25
                                                              ---------     ----------
                                                              3,444,317     861,079.25
                                                              =========     ==========


Delek - the Israel Fuel Corp.
- -----------------------------
"A" Ordinary shares of IS 0.10                                   -             -
"B" Ordinary shares of IS 10.-                                   -             -
"C"    "        "      IS 0.10                                   -          700,458.70
                                                             -----------    ----------
                                                                 -          700,458.70
                                                             ===========    ==========


                 PEC ISRAEL ECONOMIC CORPORATION
                       511 FIFTH AVENUE
                     NEW YORK, N.Y. 10017


PRESIDENT                               TELEPHONE:(212)551-8813
                                        CABLES:PALECOR NEW YORK



                                        May 4, 1983



Mr. Dan Tolkowsky
Managing Director
Discount Investment Corporation Ltd.
16 Beth Hashoeva Lane
Tel Aviv, Israel

Dear Dan:

Reference is made to the Voting Agreement dated December 10, 1980 between Discount Investment Corporation Limited (formerly
Discount Bank Investment Corporation Limited), and PEC Israel
Economic Corporation.

It is mutually agreed that Schedule A to the Above mentioned
Voting Agreement is hereby amended to include the securities of Mul-T-Lock Limited recently acquired by PEC Israel Economic
Corporation and Discount Investment Corporation.


                              /S/ JOSEPH CIECHANOVER

                              Joseph Ciechanover-President


Read and Agreed by:
Discount Investment Corporation


/S/ DAN TOLKOWSKY

Dan Tolkowsky-Managing Director

        ADDENDUM TO VOTING AGREEMENT DATED DECEMBER 10, 1980

          Made and signed on the 30th day of December 1983

                       BY AND BETWEEN

               PEC ISRAEL ECONOMIC CORPORATION

                                      of the first part

                         AND

             DISCOUNT INVESTMENT CORPORATION LTD.
  (previously named Discount Bank Investment Corporation Ltd.)

                                      of the second part

WHEREAS the parties hereto have agreed on cooperation and joint actions in respect of certain companies organized under the laws of the State of Israel in which both of them own shares (hereinafter - "the Enterprises"), as set out in a Voting Agreement dated December 10, 1980 as amended by a Letter Agreement dated May 4, 1983, copies of which are attached hereto as an integral part hereof (hereinafter "the Agreement"); and

WHEREAS at various times both parties have become and may become owners of shares in certain companies in addition to the Enterprises to which the Agreement relates, and at various times they have ceased and may cease to be owners of shares in certain companies included in the said Enterprises; and

WHEREAS the parties wish that the Agreement will apply from time to time in respect of whatever company organized under the laws of the State of Israel (hereinafter "the Company") in which both of them will own shares at that time;

NOW, THEREFORE, the parties agree as follows:

1. The preamble to this Addendum constitutes an integral part thereof.

2. The Agreement shall apply to all the shares of each party in every Company in which both parties own shares at the date hereof whether such Company is included in the "Enterprises", as defined in the Agreement, or not.

3. The Agreement shall likewise apply from time to time in the future to all the shares of each party in any Company in which both parties will own shares at that time.

4. The terms of the Agreement shall apply in respect of each Company referred to in Clauses 2 & 3 above as long as both parties own shares in that Company or as long as the Agreement is in force, whichever of the said two periods will be shorter.

5. Subject to the aforesaid provisions only, all the terms of the Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREAS the parties have signed this

        Addendum:



                              /S/ DAN TOLKOWSKY  /S/ JACOB ESCHEL
                              -----------------------------------
PEC ISRAEL ECONOMIC             DISCOUNT INVESTMENT CORPORATION
    CORPORATION                   LTD.


By:/S/ JOSEPH CIECHANOVER
   ----------------------
   Joseph Ciechanover,
   President